UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2020
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.
On June 11, 2020, the Company issued a press release announcing (i) the early tender result of its previously announced offer (the “Existing Offer”) to purchase for cash up to $175 million aggregate principal amount (the “Existing Offer Maximum Tender Amount”) of its outstanding 4.750% Senior Notes due 2021 (the “Notes”) that were validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on June 8, 2020 (the “Existing Offer Early Tender Time”), as described in the Company’s offer to purchase, dated May 26, 2020 (as amended and as may be further amended, extended, supplemented or otherwise modified, the “Existing Offer to Purchase”), and (ii) the extension of the Existing Offer expiration date.
The Company also announced the commencement of a second offer (the “New Offer” and, together with the Existing Offer, the “Tender Offers”) to purchase for cash up to the New Offer Maximum Tender Amount of Notes. The “New Offer Maximum Tender Amount” is $175 million aggregate principal amount of Notes less the aggregate principal amount of the Notes validly tendered (and not validly withdrawn) pursuant to the Existing Offer and accepted for purchase in the New Offer. The amount of Notes purchased in the New Offer will be based on the order of priority described in the offer to purchase for the New Offer, dated June 10, 2020 (the “New Offer to Purchase” and, together with the Existing Offer to Purchase, the “Offers to Purchase”).
Existing Offer Early Tender Results and Extension of Expiration Date
According to information provided by D.F. King & Co., Inc., the information agent and tender agent for the Existing Offer, as of the Existing Offer Early Tender Time, the Company had received tenders from holders of the Notes (“Holders”) of $64,047,000 in aggregate principal amount of the Notes, representing approximately 10.67% of the total outstanding principal amount of the Notes.
The Company also amended the Existing Offer to Purchase to extend the expiration time to 11:59 p.m., New York City time, on June 23, 2020, unless earlier terminated as described in the Existing Offer to Purchase (such time and date, the “Existing Offer Expiration Time”). The final acceptance date and the final settlement date are expected to be June 24, 2020 and June 25, 2020 (the “Existing Offer Final Settlement Date”), respectively.
All of the other terms of the Existing Offer remain the same; provided that if Notes are accepted for purchase under the New Offer, Notes that were validly tendered (and not validly withdrawn) in the Existing Offer prior to the Existing Offer Expiration Time will be accepted for purchase by the Company in the New Offer for the total consideration of $575 (the “New Offer Total Consideration”) for each $1,000 principal amount of such Notes. If the New Offer is not consummated, holders of Notes (“Holders”) who validly tender (and do not validly withdraw) their Notes in the Existing Offer prior to the Existing Offer Expiration Time and whose Notes are accepted for purchase by the Company will receive the consideration set forth in the Existing Offer to Purchase.
The Company expects to make payment for all Notes validly tendered before the Existing Offer Expiration Time and accepted for purchase on the Existing Offer Final Settlement Date. All payments for the Notes purchased will also include accrued and unpaid interest on the principal amount of Notes purchased from the last interest payment date up to, but not including, the Existing Offer Final Settlement Date.
Commencement of New Tender Offer
Consummation of the New Offer and payment for the tendered Notes are made on the terms and subject to the satisfaction or waiver of certain conditions described in the New Offer to Purchase, including the New Offer Maximum Tender Amount, and there being validly tendered (and not validly withdrawn) at least $140 million in aggregate principal amount of the Notes in the New Offer (such amount as it may be increased or decreased by the Company in its sole discretion, the “Minimum Tender Condition”). The Company reserves the right, subject to applicable law, but is under no obligation, to increase, decrease or waive the New Offer Maximum Tender Amount and/or the Minimum Tender Condition, in its sole discretion, with or without extending the New Offer Withdrawal Deadline (as defined below) or otherwise reinstating withdrawal or revocation rights to Holders. There can be no assurance that the Company will increase, decrease or waive the New Offer Maximum Tender Amount and/or the Minimum Tender Condition. The Company does not expect to extend or amend the Offer except under certain limited circumstances, subject to applicable law.
The New Offer will expire at 11:59 p.m., New York City time, on July 8, 2020, unless extended or earlier terminated as described in the New Offer to Purchase (such time and date, as they may be extended, the “New Offer Expiration Time”). Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on June 23, 2020 (such date and time, as the same may be extended, the “New Offer Withdrawal Deadline”), but not thereafter, except in the limited circumstances discussed in the New Offer to Purchase. Holders who validly tender and do not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on June 23, 2020 (such date and time, as they may be extended, the “New Offer Early Tender Time”), will be eligible to receive $575 for each $1,000 principal amount of the Notes they validly tender in the New Offer and that are accepted for purchase by the Company in accordance with the conditions of the New Offer described in the New Offer to Purchase, including the New Offer Maximum Tender Amount and the Minimum Tender Condition. The New Offer Total Consideration includes the “New Offer Early Tender Payment” of $40.00 per $1,000 principal amount of such Notes validly tendered and not validly withdrawn in the New Offer and accepted for purchase by the Company. Holders who validly tender and do not validly withdraw their Notes after the New Offer Early Tender Time but at or prior to the New Offer Expiration Time, will be eligible to receive only $535 per $1,000 principal amount of Notes, which equals the New Offer Total Consideration reduced by the New Offer Early Tender Payment. Holders are urged to read the New Offer to Purchase carefully before making any decision with respect to the New Offer.
The closing of the New Offer is conditioned on, among other things, the satisfaction or waiver of certain conditions set forth in the Offers to Purchase, including the New Offer Maximum Tender Amount and the Minimum Tender Condition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This report contains certain statements that are, or may be deemed to be, “forward-looking statements.” These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, such forward-looking statements. Words such as “estimates,” “outlook,” “guidance,” expect,” “believe,” “intend,” “designed,” “target,” “plans,” “may,” “will,” “should,” “would,” “could,” and similar words are forward-looking statements and not historical facts. Such forward-looking statements may include statements relating to the Tender Offers, the expected timing thereof, the consideration expected to be paid to Holders of the Notes who validly tender and do not validly withdraw their Notes and the aggregate principal amount of the Notes expected to be purchased in connection with the Tender Offers. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein.
These risks and uncertainties include, but are not limited to, the following: the effects of natural disasters, terrorist activities and epidemic or pandemic disease outbreaks, including the COVID-19 outbreak; general economic and political conditions in the United States and in other countries in which the Company currently does business, including those resulting from the COVID-19 outbreak, recessions, political events and acts or threats of terrorism or military conflicts; the success of the Company’s efforts to improve its profitability and liquidity position and any capital structure actions that it may take; the impact of the Company’s substantial indebtedness, including the effect of the Company’s leverage on its liquidity, financial position and earnings, and the Company’s ability and obligation to make payments on its indebtedness, which could reduce its financial flexibility and ability to fund other activities; the Company’s access to, and the costs of, financing and refinancing and the potential that banks with which the Company maintains lines of credit may be unable or unwilling to fulfill their commitments; the costs and covenant restrictions associated with the Company’s credit arrangements and the Notes; the Company’s ability to comply with, or further amend, financial covenants under its Credit Agreement; potential downgrades to the Company’s credit ratings; successful recruitment, retention and productivity levels of the Company’s independent sales forces; the ability to attract and retain certain executive officers and key management personnel and the success of transitions or changes in leadership or key management personnel; the success of land buyers in attracting tenants for commercial and residential development and obtaining required government approvals and financing; disruptions caused by the introduction of new or revised distributor operating models or sales force compensation systems or allegations by equity analysts, former distributors or sales force members, government agencies or others as to the legality or viability of the Company’s business model, particularly in India; disruptions caused by restructuring activities, including facility reductions or closures, and the combination and exit of business units, including impacts on business models and the supply chain, as well as not fully realizing expected savings or benefits related to increasing sales from actions taken; success of new products and promotional programs; the ability to implement appropriate product mix and pricing strategies; governmental regulation of materials used in products coming into contact with food (e.g., polycarbonate and polyethersulfone), as well as beauty, personal care, essential oils and nutritional products; governmental regulation and consumer tastes related to the use of plastic in products and/or packaging material; the ability to procure and pay for at reasonable economic cost, sufficient raw materials and/or finished goods to meet current and future consumer demands at reasonable suggested retail pricing levels in certain markets, particularly those with stringent government regulations and restrictions; the impact of changes in consumer spending patterns and preferences, particularly given the global nature of the Company's business; the value of long-term assets, particularly goodwill and indefinite and definite-lived intangibles associated with acquisitions, and the realizability of the value of recognized tax assets; changes in plastic resin prices, other raw materials and packaging components, the cost of converting such items into finished goods and procured finished products and the cost of delivering products to customers; the introduction of Company operations in new markets outside the United States; general social, economic and political conditions in markets, such as in Argentina, Brazil, China, France, India, Mexico, Russia and Turkey and other countries impacted by such events; issues arising out of the sovereign debt in the countries in which the Company operates, such as in Argentina and those in the Euro zone, resulting in potential economic and operational challenges for the Company’s supply chains, heightened counterparty credit risk due to adverse effects on customers and suppliers, exchange controls (such as in Argentina and Egypt) and translation risks due to potential impairments of investments in affected markets; disruptions resulting from either internal or external labor strikes, work stoppages, or similar difficulties, particularly in Brazil, France, India and South Africa; changes in cash flow resulting from changes in operating results, including from changes in foreign exchange rates, restructuring activities, working capital management, debt payments, share repurchases and hedge settlements; the impact of currency fluctuations on the value of the Company’s operating results, assets, liabilities and commitments of foreign operations generally, including their cash balances during and at the end of quarterly reporting periods, the results of those operations, the cost of sourcing products across geographies and the success of foreign hedging and risk management strategies; the ability to repatriate, or otherwise make available, cash in the United States and to do so at a favorable foreign exchange rate and with favorable tax ramifications, particularly from Brazil, China, India, Indonesia, Malaysia, Mexico and South Africa; the ability to obtain all government approvals on, and to control the cost of infrastructure obligations associated with, property, plant and equipment; the ability to timely and effectively implement, transition, maintain and protect necessary information technology systems and infrastructure; cyberattacks and ransomware demands that could cause the Company to not be able to operate its systems and/or access or control its data, including private data; integration of non-traditional product lines into Company operations; the effect of legal, regulatory and tax proceedings, as well as restrictions imposed on the Company’s operations or Company representatives by foreign governments, including changes in interpretation of employment status of the sales force by government authorities, exposure to tax responsibilities imposed on the sales force and their potential impact on the sales force’s value chain and resulting disruption to the business and actions taken by governments to set or restrict the freedom of the Company to set its own prices or its suggested retail prices for product sales by its sales force to end consumers and actions taken by governments to restrict the ability to convert local currency to other currencies in order to satisfy obligations outside the country generally, and in particular in Argentina and Egypt; the effect of competitive forces in the markets in which the Company operates, particularly related to sales of beauty, personal care and nutritional products, where there are a greater number of competitors; the impact of counterfeit and knocked-off products and programs in the markets in which the Company operates and the effect this can have on the confidence of, and competition for, the Company's sales force members; the impact of changes, changes in interpretation of or challenges to positions taken by the Company with respect to U.S. federal, state and foreign tax or other laws, including with respect to the Tax Act in the United States and non-income taxes issues in Brazil, India, Indonesia and Mexico; and other risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 28, 2019, its Quarterly Report on Form 10-Q for the 13 weeks ended March 28, 2020 and its subsequent periodic reports filed in accordance with the Exchange Act. These statements are representative only as of the date they are made, and the Company disclaims and does not undertake any obligation to update or revise any forward-looking statements in this report.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation, dated June 11, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date: June 11, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary